AMENDMENT NO. 30

TO AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

This Amendment No. 30 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the “Trust”) amends the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco China Fund to Invesco Greater China Fund;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of March 25, 2015.

By: /s/ John M. Zerr
Name: John M. Zerr
Title: Senior Vice President

EXHIBIT 1

“SCHEDULE A

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco All Cap Market Neutral Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Balanced-Risk Allocation Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Balanced-Risk Commodity Strategy Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Greater China Fund	Class A Shares Class B Shares Class C Shares Class R5 Shares Class Y Shares

Invesco Developing Markets Fund	Class A Shares Class B Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Emerging Markets Equity Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Emerging Market Local Currency Debt Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Endeavor Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Global Infrastructure Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Global Health Care Fund	Class A Shares Class B Shares Class C Shares Class Y Shares Investor Class Shares

Invesco Global Market Neutral Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Global Markets Strategy Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Global Targeted Returns Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco International Total Return Fund	Class A Shares Class B Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Long/Short Equity Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Low Volatility Emerging Markets Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Macro International Equity Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco MLP Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Macro Long/Short Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Pacific Growth Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Premium Income Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Select Companies Fund	Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class Y Shares

Invesco Strategic Income Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Unconstrained Bond Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares”

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